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                                                                [Conformed copy]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       October 17, 2002 (October 17, 2002)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                   1-9076                 13-3295276
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   (State or other jurisdiction       (Commission             (IRS Employer
          of incorporation)           File Number)         Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

     Registrant's press release dated October 17, 2002, reporting Registrant's third quarter 2002 results, is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             99.   Press release of Registrant dated October 17, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FORTUNE BRANDS, INC.
                                       ---------------------
                                            (Registrant)



                                       By   /s/ C. P. Omtvedt
                                           --------------------------------
                                           C. P. Omtvedt
                                           Senior Vice President and
                                             Chief Financial Officer



Date:  October 17, 2002


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                                  EXHIBIT INDEX


                                                                Sequentially
Exhibit                                                         Numbered Page
-------                                                         -------------


99.      Press release of Registrant dated
         October 17, 2002.